 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2013

SMOKIN CONCEPTS DEVELOPMENT CORPORATION
 (Name of registrant as specified in its charter)

Colorado	000-53853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

_______________________________
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On April 30, 2013, Smokin Concepts Development Corporation (the “Company”) filed an 8-K disclosing a non-binding letter of intent between the Company and Bourbon Brothers Smokehouse and Tavern Colorado Springs, LLC (“BBCS”), in which the Company would manage BBCS.  After much consideration, the Company’s board of directors has decided that the Company’s focus needs to remain on building the Southern Hospitality restaurant brand.  Therefore, the Company will not be moving forward in negotiations with BBCS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of May 2013.

Smokin Concepts Development Corporation

By:	/s/ Steve Cominsky
Steve Cominsky, CEO and Director